UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2017

INSTITUTIONAL FINANCIAL MARKETS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

Institutional Financial Markets, Inc., a Maryland corporation (the “Company”), held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) at 10:00 a.m., Eastern Daylight Time, on Wednesday, June 7, 2017, at the offices of Duane Morris LLP, located at 1540 Broadway, New York, New York 10036.  The following four proposals were submitted for a vote of the Company’s stockholders at the Annual Meeting:

1.

To elect eight directors, each to serve until the next annual meeting of the Company’s stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or retirement;

2.

To approve the potential issuance of shares of the Company’s common stock in connection with the Convertible Senior Secured Promissory Note issued by IFMI, LLC to DGC Family Fintech Trust on March 10, 2017 in the aggregate principal amount of $15,000,000, in accordance with Section 713(a) of the NYSE MKT Company Guide; and

3.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

The total number of the Company’s securities entitled to vote at the Annual Meeting were: 12,699,769 shares of the Company’s common stock and 4,983,557 shares of the Company’s Series E Voting Non-Convertible Preferred Stock (the “Series E Preferred Shares”).  The Company’s common stock and the Series E Preferred Shares vote together on all matters.  Of the combined common stock and Series E Preferred Shares, 15,186,637 shares, or 85.88%, were present in person or by proxy at the Annual Meeting.

The voting results were as follows:

1.                                    The Company’s stockholders elected Daniel G. Cohen, Thomas P. Costello, G. Steven Dawson, Jack J. DiMaio, Jr., Jack Haraburda, Diana Louise Liberto, James J. McEntee, III and Neil S. Subin, each to serve until the next annual meeting of the Company’s stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or retirement.  The number of votes cast for and withheld from each of the directors and the number of broker non-votes were as follows:

Nominee	For	Withheld	Broker Non-Votes
Daniel G. Cohen	8,881,280	1,437,217	4,868,140
Thomas P. Costello	8,700,979	1,617,518	4,868,140
G. Steven Dawson	8,703,692	1,614,805	4,868,140
Jack J. DiMaio, Jr.	8,878,792	1,439,705	4,868,140
Jack Haraburda	8,894,392	1,424,105	4,868,140
Diana Louise Liberto	8,895,050	1,423,447	4,868,140
James J. McEntee, III	8,878,792	1,439,705	4,868,140
Neil S. Subin	8,703,759	1,614,738	4,868,140

2.                                    The Company’s stockholders approved the potential issuance of shares of the Company’s common stock in connection with the Convertible Senior Secured Promissory Note issued by IFMI, LLC to

DGC Family Fintech Trust on March 10, 2017 in the aggregate principal amount of $15,000,000, in accordance with Section 713(a) of the NYSE MKT Company Guide.  The number of votes cast for and against the proposal and the number of abstentions and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Vote
8,785,113	1,522,174	11,210	4,868,140

3.                                    The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.  The number of votes cast for and against the proposal and the number of abstentions were as follows:

For	Against	Abstain
14,148,268	994,382	43,987

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSTITUTIONAL FINANCIAL MARKETS, INC.

Date: June 7, 2017	By:	/s/ Joseph W. Pooler, Jr.
		Name:	Joseph W. Pooler, Jr.
		Title:	Executive Vice President, Chief Financial Officer and Treasurer